UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

JATT ACQUISITION CORP

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

EXPLANATORY NOTE
This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed to amend definitive proxy statement (the “Proxy Statement”) of JATT Acquisition Corp filed with the Securities and Exchange Commission on December 6, 2022 for its Extraordinary General Meeting of Shareholders to be held on January 12, 2023. This Amendment is being filed to correct a placeholder on second line of the NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS to reflect that the Meeting is to be held January 12, 2023. Except as specifically discussed in this Explanatory Note, this Amendment No. 1 does not otherwise modify or update any other disclosures presented in the Proxy Statement.